As filed with the Securities and Exchange Commission on February 23, 2011

1933 Act Registration File No. 333-
1940 Act Registration File No. 811-22322

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
POST-EFFECTIVE AMENDMENT NO. 2

GLOBAL REAL ESTATE INVESTMENTS FUND
(Exact Name of Registrant as Specified in Charter)

5251 DTC Parkway, Suite 935
Greenwood Village, Colorado 80111

(Address of Principal Executive Offices — Number, Street, City, State, Zip Code)
Registrant’s telephone number, including area code: 1-866-622-3864

Ascent Investment Advisors, LLC
5251 DTC Parkway, Suite 935
Greenwood Village, Colorado 80111

 (Name and Address — Number, Street, City, State, Zip Code — of Agent for Service)

Copies of information to:

Thomas R. Westle, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
(212) 885-5239

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box…[X]

It is proposed that this filing will become effective (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a) (1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a) (2) of rule 485.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the commission, acting pursuant to section 8(a), may determine.

Subject to Completion, February 23, 2011
The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GLOBAL REAL ESTATE INVESTMENTS FUND
CLASS A SHARES

PROSPECTUS
Class A
____, 2011

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

www.ascentre.com
1-866-622-3864

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different or inconsistent information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

TABLE OF CONTENTS

SUMMARY SECTION	1
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS	8
PORTFOLIO HOLDINGS INFORMATION	24
MANAGEMENT OF THE FUND	24
DETERMINATION OF NET ASSET VALUE	28
HOW TO PURCHASE SHARES	29
REDEMPTIONS	33
TOOLS TO COMBAT FREQUENT TRANSACTIONS	36
DIVIDENDS AND DISTRIBUTIONS	37
U.S. FEDERAL INCOME TAX MATTERS	37
FINANCIAL HIGHLIGHTS	42
NOTICE OF PRIVACY POLICY AND PRACTICES	43

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s distributor.

SUMMARY SECTION

GLOBAL REAL ESTATE INVESTMENTS FUND (the “Fund”)

Investment Objective

The Fund’s investment objective is total return through a combination of current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on page 29 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on page B-19 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price (1)	4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class A

Management Fees(3)		1.20%
Distribution (12b-1) Fees		None
Other Expenses (includes Interest Expense and Dividends on Short Positions) (4)		3.86%
Shareholder Servicing Fee	0.25%
Total Annual Fund Operating Expenses		5.06%
Less: Fee Waiver and/or Expense Reimbursement(5)		2.30%
Net Annual Fund Operating Expenses		2.76%

(1)
Investments are subject to a sales load assessed at a rate of 4.50% to 2.00% depending upon the amount invested.  Assuming an investor purchases less than $100,000 worth of the Fund’s shares, the sales load would be 4.50%.  The actual sales load payable by an investor would be lower if such investor purchases shares in an amount equal to or greater than $100,000.  Investors will be assessed fees for returned checks and stop payment order at prevailing rates charged by U.S. Bancorp, which are currently $25. See “How to Purchase Shares—Purchase Terms.”

(2)
A Redemption Fee will only be applied to shares redeemed within 30 days from the initial purchase date.  The date of the conversion of the Fund from a closed-end interval investment company to an open-end investment company (the “Conversion Date”) shall be deemed the “initial purchase date” for all shares held by current shareholders as of the Conversion Date.

(3)
The Investment Management Agreement between the Fund and the Adviser obligates the Fund to pay the Adviser a monthly investment management fee at the annual rate of 1.20% of the Fund's daily net assets (up to net assets of $250,000,000). This management fee rate is reduced as the Fund’s net assets increase on assets above $250,000,000, such that a blended rate results.  See “Management of the Fund.”

(4)
“Other Expenses” of 3.86% are estimated based on net assets of $11,000,000. Such expenses include expenses associated with the Fund’s continuous offering and shareholder servicing, administration and fund accounting fees. The Fund will not sell securities short and has no current intent to borrow money for investment purposes.  “Other Expenses” also include Acquired Funds Fees and Expenses (the “AFFE”) incurred by the Fund as a result of its investment in money market funds or any other investment company.  The Fund does not intend to invest in the securities of other investment companies, other than in money market funds for cash management purposes.  As of December 31, 2010, AFFE was 0.01% of the Fund’s average daily net assets.

(5)
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund’s average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.  See “Management of the Fund.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,268	$1,844	$3,401

The example does not reflect sales charges on reinvested dividends and other distributions.  If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 848% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund’s strategy is to invest its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index (the “Index”).  The Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment by the Fund in connection with its strategy.

Quantitative Screening Process: The Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening process, the Global Real Estate Investment Model (the “Model”), which the Adviser uses to screen for the securities in which the Fund may invest. The Model identifies qualifying securities exclusively from among those contained in the Index for evaluation by the Adviser (“Qualifying Securities”).

Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Adviser in determining appropriate investments for the Fund.  The Adviser selects the top 40 to 50 securities from among the 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space.  The Adviser may sell a security held in the Fund’s portfolio when it no longer qualifies under the parameters established by the Model.

Principal Risks of Investing in the Fund

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares.

Limited Operating History of the Adviser. The Adviser was formed in Colorado as a limited liability company in December of 2007 and commenced operations in January of 2008.  The Portfolio Manager and the other principals of the Adviser have no experience managing an open-end fund other than the Fund in its prior form as a closed-end investment company.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. The Fund does not invest in real estate directly, but because the Fund concentrates its investments in REITs and the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Fund’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates.

Common Stock Risk. The Fund may invest a significant portion of its net assets in common stocks and in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment, subject to changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Fund may invest without limitation in foreign securities; provided, however, that the Fund limits its investments in issuers located in any single foreign country to no more than 25% of its net assets. Investments in foreign securities involve certain risks not generally associated with investments in the securities of United States issuers, such as limited available information, varying accounting standards and reduced liquidity, currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code and may not be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Emerging Market Securities Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Management Risk. The Adviser’s securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Portfolio Turnover Risk. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Risk/Return Bar Chart and Table

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance since inception and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.ascentre.com or by calling the Fund toll-free at (866) 622-3864.

Average Annual Total Returns

(For the period ended
December 31, 2010)

	1 Year	Life of Fund
Return Before Taxes	17.79%	22.64%
Return After Taxes on Distributions	13.20%	18.43%
Return After Taxes on Distributions and Sale of Fund Shares	12.12%	17.08%
Index (reflects no deduction for fees, expenses or taxes)	20.40%	19.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor:  Ascent Investment Advisors, LLC is the investment advisor of the Fund.

Portfolio Managers:  The fund is managed by the following portfolio manager:

Portfolio Manager	Years of Service with the Fund	Primary Title
Andrew J. Duffy, CFA	Since Inception	President of the Advisor, President of the Fund and Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-866-622-3864, or through a financial intermediary.  You may also purchase and redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$250

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The brokers or agents may set their own initial and subsequent investment minimums.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS

This prospectus contains information you should know before investing.  Please read it carefully and keep it with your investment records.

Investment Advisor

Ascent Investment Advisors, LLC

Investment Objective and Policies

The Fund’s investment objective is total return through a combination of current income and capital appreciation. The Fund pursues its investment objective by investing indirectly in a diversified portfolio of high quality, income-producing real estate properties. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment by marketing the Fund’s shares for which no secondary market will exist.  In addition, the Fund seeks to enhance current income by writing (selling) covered call options.

Under normal circumstances, the Fund invests at least 80% of its net assets in REITs and other real estate securities. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.

Under normal circumstances, the Fund invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. This policy is fundamental and may not be changed without shareholder approval.  The Fund may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities; provided, however, that the Fund limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Policies.”

Investment Strategy

Under normal market conditions, the Fund’s strategy is to invest its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index (the “Index”). The Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment.

The Index

The Index is designed to track the performance of publicly-traded real estate companies and REITs worldwide.  Inclusion in the Index requires that each issuer meets certain financial criteria in its particular region, demonstrating that the bulk of the company’s earnings or assets are derived from commercial real estate which is defined as the ownership, trading and development of income-producing real estate.

The Index is categorized into three regions: North America, Europe and Asia. The North America series includes the United States and Canada. The Europe series includes the United Kingdom, Sweden, Switzerland, Portugal, Spain, Poland, Norway, the Netherlands, Italy, Ireland, Hungary, Greece, Germany, France, Finland, Denmark, the Czech Republic, Belgium and Austria. The Asian series includes South Korea, Singapore, New Zealand, Japan, Hong Kong and Australia.

The companies included in the Index, “constituents,” are free-float adjusted, and screened for liquidity, size and EBITDA, which the Adviser believes makes the Index suitable for use as the basis for determining potential investments for the Fund. Managers of the Index review constituent companies on a quarterly basis in March, June, September and December. To be eligible for inclusion in the Index, companies must have derived, in the previous full financial year, at least 75% of their total EBITDA from commercial real estate activities. EBITDA, or “Earnings Before Interest, Taxes, Depreciation and Amortization,” is an approximate measure of a company's operating cash flow based on data from the company's income statement.

“Free-float adjusted” refers to an index construction methodology that takes into consideration only the free-float market capitalization of a company for the purpose of index calculation and assigning weight to stocks in the index. Free-float market capitalization takes into consideration only those shares issued by the company that are readily available for trading in the market. It generally excludes insiders' holdings, government holdings, strategic holdings, employee stock ownership plans and other locked-in shares that will not come to the market for trading in the normal course. The Index’s free-float restrictions are in place to ensure an adequate number of freely tradable shares.

The objective of the size rule is to provide a degree of stability with regard to the composition of the constituents of the Index while ensuring that the Index continues to be representative of the market by including or excluding those companies whose market capitalization has grown or diminished significantly. At the quarterly review, non-constituents that have an investible market capitalization equal to or greater than the following basis points in their respective regions will be eligible for Index inclusion: 0.30% (Asia), 0.10% (Europe) and 0.10% (North America). Deletions from the Index occur quarterly if a constituent has an investible market capitalization less than 0.15% (Asia), 0.05% (Europe) and 0.05% (North America) in its respective region.

The Index’s liquidity rule aims to ensure a specific percentage turnover of a company’s shares as determined by the company’s median daily trade volume per month over the past 12 months. Non-constituents which do not turnover at least 0.05% of their shares based on the median daily trade per month in ten of the twelve months prior, will not be eligible for inclusion, and constituents that fail to trade at least 0.04% of their shares based on the median daily trade per month in ten of the twelve months prior, will be removed.

In Europe and Asia there are companies categorized as “Other” (0.1% and 0.2% of the weight in their respective regions), which are excluded from consideration by the Fund because of the limited number of companies within that property sector in Europe and Asia. Examples of European and Asian companies categorized as “Other” include health care, lodging/resorts and self-storage REITs. In North America there are an adequate number of companies in each of the above property sectors to consider including them in the Fund.

The Adviser may overweight or underweight the Fund’s holdings by up to 20% of the Index’s weight by geographic region and/or property type, based upon its assessment of current and projected regional macroeconomic conditions, demand drivers and supply constraints for space.

Quantitative Screening Process

The Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening process, the Global Real Estate Investment Model (the “Model”), which the Adviser uses to screen for the securities in which the Fund may invest.  The Model identifies qualifying securities exclusively from among those contained in the Index for further evaluation by the Adviser (“Qualifying Securities”).  The Model considers several criteria when selecting such securities including, but not limited to, free-float market capitalization, insider ownership, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth.  The Model’s process results in a selection of 80 Qualifying Securities from the Index, weighted to match the geographic and property type weightings of the Index.  The Adviser may alter the weightings of the parameters used by the Model based on the Adviser’s perceptions of the global market and economy.

Qualitative Stock Selection Process

All Qualifying Securities are evaluated by the Adviser in determining appropriate investments for the Fund.  The Adviser selects the top 40 to 50 securities from among the 80 Qualifying Securities based on its assessment of factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space.  The Adviser may sell a security held in the Fund’s portfolio when it no longer qualifies under the parameters established by the Model.  In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the Fund’s portfolio.  The Fund’s portfolio holdings are continuously monitored and evaluated by the Adviser, based upon its assessment of current market conditions, changes in company-specific prospects, stock price valuations, and other circumstances that the Adviser deems relevant.  The active management of the Fund’s portfolio also includes at least semi-annual updates of the data used to identify the Qualifying Securities by Green Street Advisors.

Covered Call Option Writing

Under normal market conditions, to enhance income, the Fund may write (sell) covered call options, which are limited to a notional value of up to 30% of the Fund’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price.  This is the number of shares underlying the contract, multiplied by the current market price of the shares. The Fund only writes call options on individual securities (“underlying securities”) held in the Fund's portfolio (i.e., covered calls).  The Fund may not sell "naked" call options (i.e., options representing more securities than are held in the portfolio).  By writing covered call options, the Adviser seeks to generate gains and offset a portion of a potential market decline in the underlying security. The Fund's covered call option writing program seeks to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written.

As the seller of a covered call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the underlying security over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Fund may sell covered call options "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the underlying security) or "at-the-money" (i.e., the exercise price generally will be equal to the current level of the cash value of the underlying security). In this event, the Fund, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium. If, at expiration, the purchaser exercises a covered call option sold by the Fund, the Fund pays the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the Fund as the seller of the call option. Under current market conditions, the notional value of the call options written by the Fund is expected to range from 10% to 30% of the value of the Fund’s net assets. The percentage of each underlying security to be used in writing covered call options will be determined based on the Adviser's opinion of the outlook for the underlying security, market opportunities and option price volatilities.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter are valued using one of three methods: dealer quotes, industry models with objective inputs, or by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security.  Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities.  Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

If the value of the underlying security increases significantly, the Fund may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new covered call options at higher exercise prices. If an underlying security’s price declines, the Fund may let the covered call options expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that security. The Fund may seek to execute option rolls (as just described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Fund's holding in that security. The Fund may also write covered call options with different characteristics and managed differently than described in this paragraph.

The following is a conceptual example of a covered call transaction, making the following assumptions: (i) a real estate security currently trading at $50.00 per share; (ii) a one-month call option is written with a strike price of $55.00 (i.e., 10% higher than the current market price) and (iii) the writer receives $0.50 (or 1%) of the underlying security’s value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the covered call writer receives the premium, representing 1% of the underlying security's value, regardless of its performance over the one-month period until option expiration. If the underlying security’s value remains unchanged, the option will expire, and there would be a 1% return for the one-month period. If the underlying security’s value were to decline in price by 1%, the strategy would "break-even," thus offering no gain or loss. If the underlying security’s value were to rise to $55.00 or above, the option would be exercised, and the underlying security would return 10% coupled with the option premium of 1% for a total return of 11%. Under this scenario, the investor would not benefit from any appreciation of the underlying security above $55.00 and thus would be limited to an 11% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the underlying security in the event that the price of the underlying security declines, but if the underlying security were to decline more than 1% under this scenario, the investor's downside protection is eliminated, and the underlying security could eventually become worthless.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal Investment Strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Adviser may invest the Fund's cash balances in any investments it deems appropriate and as permitted under the 1940 Act, including but not limited to, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

The Fund has no current intent to sell securities short.  The Fund does not intend to use leverage through borrowing for investment purposes or issuing preferred shares. However, the Board may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, and may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act.  In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.
The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 80% and 120%. Although the portfolio turnover rate is generally not expected to exceed 120%, it may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The portfolio turnover rate for the fiscal year ended December 31, 2010 was 848%, which was higher than the expected range. During 2010, which was the Fund's first full year of investment activity, portfolio turnover was elevated due to the impact of the Fund's income-enhancing investment activity, exacerbated by the heightened volatility in the market for REIT shares which created a higher-than-normal level of opportunities for the Fund to realize gains on the sale of portfolio holdings. For 2011, the Fund anticipates that the portfolio turnover rate will be between 200% and 400%, which is lower than it was during the Fund’s first full fiscal year of investment activity, but above the normalized range of 80% to 120% that it ultimately expects to maintain. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover (100% or more) would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “U.S. Federal Income Tax Matters” and “U.S. Taxes” in the Fund’s Statement of Additional Information.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below.  The Fund is under no obligation to invest in any of these securities.

Real Estate Investment Trusts

The Fund invests in real estate investment trusts and their foreign equivalents. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.
Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Common Stocks

Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the cost of capital rises and borrowing costs increase.

Foreign Securities

Foreign securities in which the Fund may invest include direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities; however, the Fund limits its investments in any single foreign country to no more than 25%. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser misjudging the value of certain securities or result in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange traded funds).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Emerging Market Securities

Although very few securities of issuers in emerging markets qualify for inclusion in the Index, the Fund may invest without limitation in the securities of issuers located in emerging markets that are included in the Index.  However, the Fund limits its investments in issuers located in any single foreign country (emerging or other foreign country) to no more than 25% of its net assets.  An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Call Options

A call option is a contract that gives the holder of the option, in return for the premium paid, the right to buy the underlying security at a specified exercise or "strike" price from the writer of the option.  A call option whose strike price is above the current price of the underlying security is called "out-of-the-money," a call option whose strike price is equal to the current price of the underlying security is called "at-the-money" and a call option whose strike price is below the current price of the underlying security is called "in-the-money."  The Fund may only write (sell) options collateralized by a portion of the real estate securities (“underlying securities”) held in the Fund's portfolio (i.e., covered calls). The Fund may not sell "naked" call options (i.e., options representing more securities than are held in the portfolio).  In addition, the covered call options written by the Fund are limited to a notional value of up to 30% of the Fund’s net assets.  The Fund, as a writer of a call option, has the obligation, upon exercise of the option, to either close out the position with a cash settlement or to deliver the underlying security upon payment of the exercise price. Over-the-counter options may be closed out by cash settlement or physical delivery on the option exercise date (European-style) or on any date during the option term (American-style). In addition, the Fund may effectively offset the sale of an over-the-counter option by the sale of an option with substantially identical but offsetting terms.  If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.  Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., type, underlying security, exercise price or expiration). There can be no assurance, however, that a closing sale transaction can be effected when the Fund desires.

Risk Factors

An investment in the Fund’s common shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

Limited Operating History of the Adviser. The Adviser was formed in Colorado as a limited liability company in December of 2007 and commenced operations in January of 2008.  The Portfolio Manager and the other principals of the Adviser have no experience managing an open-end fund other than the Fund.  However, the Portfolio Manager has managed the Fund in the prior form of a closed-end interval fund since the Fund’s inception.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. The Fund does not invest in real estate directly, but because the Fund concentrates its investments in REITs and the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Fund does not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund’s common shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

•
Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

•
Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non competitiveness.

•
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

•
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•
Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

•
Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

•
Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

•
Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

•	Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

•
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•
REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. See “REIT Risk” below.

•
Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REIT Risk. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s common shares, such shareholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs.

Current Conditions. The residual effects of instability in the United States, European and other credit markets has continued to make it more difficult for some borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, some borrowers may be subject to increased interest expenses for borrowed money and tight underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could reduce the number of real estate companies that are publicly traded during the investment period and reduce the Fund’s investment opportunities.

Common Stock Risk. The Fund invests a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Fund may invest an unlimited amount of its net assets in foreign securities; provided, that the Fund will limit its investments in the issuers of any single foreign country to 25% of its net assets. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as QDI. See “U.S. Federal Income Tax Matters.”

Emerging Market Securities Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline.  The writer of an "American-style" option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for "European-style" options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price.  Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option, or may cause the Fund to hold a security that it might otherwise sell.  The Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out a covered call option by buying such covered call option.

Although the Fund intends to primarily write covered call options that are traded over-the-counter, the Fund may write exchange-traded options.  Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Fund's capital appreciation potential on the underlying security.

Risk of Limitation on Call Option Writing. The number of call options the Fund can write is limited by the securities held by the Fund, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Fund does not write "naked" or uncovered call options. Furthermore, the Fund's options transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Foreign Currency Risk. Although the Fund reports its net asset value and pays expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Fund invests are more volatile than those of other countries and, therefore, the Fund’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Medium Capitalization Company Risk. The Fund concentrates its investments in real estate related securities. Many issuers of real estate securities are medium capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Model and the Adviser’s ability to manage the Fund in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Portfolio Turnover Risk. The techniques and strategies of the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will ordinarily be between 80% and 120% under normal market conditions, although it could vary materially under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end is available on the Fund’s website at www.ascentre.com within 60 days after the calendar quarter-end.  The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC.  The Annual and Semi-Annual Reports are available by contacting Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701 or calling 1-866-622-3864.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of four trustees, one of whom, Mr. Vitalie, is currently an “interested person” (as defined in the 1940 Act) of the Fund because of his ownership of the Advisor.  The remaining three trustees are not “interested persons.” The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Ascent Investment Advisors, LLC, 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser was formed as a limited liability company in Colorado in November 2007 and commenced operations in January 2008. Initially, all of the membership interests in the Adviser were owned by Real Estate Securities Partners, LLC. Randolph S. Lewis and Andrew J. Duffy, the President of the Adviser, were the managing members of Real Estate Securities Partners, LLC. In February, 2011, Real Estate Securities Partners, LLC entered into an agreement pursuant to which all of its membership interests in the Adviser were transferred to Ascent Investment Partners, LLC. Ascent Investment Partners, LLC is a newly formed entity 61% of the interests of which are owned by James Alpha Management.  On […], 2011, the Fund’s shareholders approved a new investment advisory agreement with the Adviser after giving effect to the change in control.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, furnishes continuously an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged by using the Model, and implements such determinations. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser’s organization and who render services to the Fund, and also compensates all other Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.20% of the daily net assets of the Fund for the first $250,000,000 of Fund net assets. The management fee will decrease as the net assets of the Fund increase over $250,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in the table below. The total estimated annual expenses of the Fund are set forth in the section titled “Summary of Fund Expenses.”

Daily Net Assets of the Fund	Annual Management Fee Rate (as a Percentage of Daily Net Assets)
Up to and including $250,000,000	1.20%
Next $249,999,999 (Assets from $250,000,001- $500,000,000)	1.10%
Next $499,999,999 (Assets from $500,000,001- $1,000,000,000)	1.00%
Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)	0.90%
Assets over $2,000,000,000	0.80%

Green Street Advisors served as a consultant to and assisted the Adviser in creating the Model which the Adviser uses to analyze REITs and other real estate securities for inclusion in the Fund’s portfolio. Green Street Advisors, established in 1985 and located in Newport Beach, California, is an independent research and consulting firm concentrating on publicly-traded real estate securities.

The Adviser intends to pay for research using “soft-dollars” generated by the Fund’s portfolio transactions, provided that such services fall within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended. This safe harbor permits investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision making responsibilities.  See “Allocation of Brokerage” in the Statement of Additional Information.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Management Agreement is available in the Fund’s report to shareholders for the period ended December 31, 2009. The Board met on January 13, 2011 to approve the new investment advisory agreement between the Fund and the Adviser as a result of the proposed change of control of the Advisor.  The Fund’s shareholders approved the new investment advisory agreement on […], 2011.  The Board’s considerations regarding its approval of the new investment advisory agreement will be set forth in the Fund’s semi-annual report to shareholders for the period ending June 30, 2011.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund’s average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.

The Portfolio Manager

Mr. Andrew J. Duffy, CFA, is the President of the Adviser and also the Fund’s President and senior portfolio manager.  Mr. Duffy has primary responsibility for management of the Fund’s securities portfolio.

Mr. Duffy has 17 years of global real estate securities experience in the private and public markets.  Prior to joining the Adviser, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities.  From February 2006 until January 2008, he was with Hunter Global Investors, L.P. where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund.  Before that he was a Portfolio Manager at TIAA-CREF for over six years, during which time he was directly responsible for managing over $3 billion in global real estate equity and debt securities held in pension portfolios, college savings plans, mutual funds and the firm’s proprietary general account.  Between 1993 and 1999, Mr. Duffy was a Senior Research Analyst at Eagle Asset Management, where he launched and managed a dedicated real estate securities investment program in which he was responsible for fundamental analysis, security selection, portfolio construction and the covered call option writing strategy.  His other professional experience includes being a Partner at Raymond James & Associates where, as an investment banker, he managed public offerings and advised on mergers and acquisitions.

Prior to his career in investments, Mr. Duffy served for five years as an officer in the United States Army, where his assignments included serving as a detachment commander in the 7th Special Forces Group and as company executive officer and platoon leader in the 82nd Airborne Division.  Mr. Duffy received a B.S. in electrical engineering from the United States Military Academy at West Point in 1979 as a Distinguished Graduate (top 5% of class) and an M.B.A. from Harvard Business School in 1986.  He earned the Chartered Financial Analyst designation in 1996.

Administrator, Accounting Agent and Transfer Agent

U.S. Bancorp located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator, Accounting Agent and Transfer Agent.

Custodian

U.S. Bank, with principal offices at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is Custodian for the securities and cash of the Fund’s portfolio.  Under a Custody Agreement, U.S. Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Expenses of the Fund

The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

U.S. Bancorp is obligated to pay expenses associated with providing the services contemplated by the Administration Agreement, including compensation of and office space for its officers and employees and administration of the Fund. U.S. Bancorp is obligated to pay the fees of any Trustee of the Fund who is affiliated with U.S. Bank, if any.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes (xi) servicing fees and (xii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of common shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the common shares.

The Fund pays the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.  Commencing thirteen months from the date of a shareholder’s purchase of the Fund’s shares, the Distributor may, in its sole discretion, pay such servicing fee to participating broker dealers based on the net assets of each shareholder attributable to that participating broker dealer, as a trail commission, only for the period that such shareholder remains invested in the Fund.  The Distributor, in its sole discretion, may pay all or a part of the shareholder servicing fee to participating clearing firms as a portion of the fees charged related to the processing of transactions in various wrap or no-load accounts.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each share is offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares increases or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security.  Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s portfolio manager.

The Adviser provides the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.  To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per common share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of common shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

HOW TO PURCHASE SHARES

Investors may purchase shares directly from the Fund in accordance with the instructions below.  Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp.  The returned check and stop payment fee is currently $25.00.

Investors may buy and sell shares of the Funds through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Orders are priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund.  A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records.  The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if their account is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.  Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

You may purchase Class A shares of the Fund at NAV per share, plus the applicable sales charge by sending a completed account application, together with a check made payable to Global Real Estate Investments Fund to one of the following addresses:

Regular Mail	Express/Overnight Mail
Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

Note:    The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of account  applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post dated checks, post dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent charges a $25.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

By Wire – Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account.  The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied.  The bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Global Real Estate Investments Fund
(shareholder registration)
(shareholder account number)

By Wire - Subsequent Investments

Before sending a wire, investors must contact U.S. Bancorp to advise them of the intent to wire funds.  This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-866-622-3864.  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network.  Banking information must be established on the account prior to making a purchase.  Orders for shares received prior to 4:00 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, U.S. Bancorp verifies certain information on each account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, investors must supply full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted. Investors may call U.S. Bancorp at 1-866-622-3864 for additional assistance when completing an application.

If U.S. Bancorp does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum purchase by an investor is $1,000. The Fund’s shares are offered for sale through its Distributor at net asset value plus the applicable sales load. The price of the Fund’s shares will fluctuate over time with the net asset value of the shares.

Investors in the Fund pay a sales load based on the amount of their investment in the Fund.  The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 4.50% to 2.00%, as set forth in the table below. A reallowance is made to the Distributor from the sales load paid by each investor. The Distributor reserves the right to pay a portion of its reallowance amount (a “Marketing Allowance”) to other registered broker dealers to offset certain costs associated with marketing the Fund’s shares.  Any such Marketing Allowance will be paid from the reallowance received by the Distributor and will have no impact on the sales load payable by the shareholder or the Fund’s transactional or operating expenses.

The sales load may be waived for investors that are (i) registered representatives or employees (and their immediate families) of authorized dealers, or a trust, pension, profit-sharing or other benefit plan for only such persons, (ii) banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution, and (v) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to those defined in Section 401(a), 403(b) or 457 of the Code and 'rabbi trusts.'  Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. The sales load may also be waived for investors that are current officers, trustees or employees (and their immediate families) of the Fund, the Adviser, the Distributor, Real Estate Securities Partners, LLC, Ascent Investment Partners, LLC, employees (and their immediate families) of certain firms providing services to the Fund (such as the custodian and transfer agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons. The sales load may be waived in connection with the acquisition of, or merger or consolidation with, another investment company.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load.  The Fund combines purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination.  To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Amount Invested in the Fund by a Shareholder	Total Sales Load as a Percentage of Offering Price*	Total Sales Load as a Percentage of Net Amount Invested*	Selling Concession to Participating Broker Dealers	Reallowance to the Distributor
$1,000-99,999	4.50%	4.71%	4.25%	0.25%
$100,000-249,999	3.50%	3.63%	3.25%	0.25%
$250,000-499,999	2.50%	2.56%	2.25%	0.25%
$500,000-999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 and Over	0.00%	0.00%	0.00%	0.00%

*           In addition to the total sales load, the Fund pays the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.  Commencing thirteen months from the date of a shareholder’s purchase of the Fund’s shares, the Distributor may, in its sole discretion, pay such servicing fee to participating broker dealers based on the net assets of each shareholder attributable to that participating broker dealer, as a trail commission, only for the period that such shareholder remains invested in the Fund. The servicing fee may be used to pay fees associated with processing any investors purchases through a platform and in such case would not be made available to the participating broker-dealer. The servicing fee and the sales load represent the entire compensation to the Distributor and any participating broker dealer for its distribution and other services, including handling investor inquiries, assisting in communications between the shareholders and the Fund, assisting in the establishment and maintenance of shareholder accounts, on-going distribution services and expenses relating to the continuous offering of the shares.

REDEMPTIONS

You may sell (redeem) your Fund shares on any day the NYSE is open for business either directly to the Fund or through your investment representative.

Written Redemption Requests

You may redeem your shares by simply sending a written request to the Fund’s transfer agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration.  You should send your redemption request to:

Regular Mail	Express/Overnight Mail
Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

Note      The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of account  applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Redeeming by Telephone

If you complete the telephone redemption option on your account application, you may redeem shares having a value of up to $100,000 by telephone.  The proceeds will be sent on the business day following the redemption, but no later than the seventh business day after receipt.  The proceeds can be mailed to the address designated on your account, wired or electronic funds transferred directly to your existing account in any commercial bank or brokerage firm within the United States as designated on the Fund’s transfer agent’s records.  There is a $15 charge for each wire.  There is no charge to have proceeds sent by electronic funds transfer and credit will be available in two to three business days.  To redeem by telephone, call 1-866-622-3864.  IRA accounts are not redeemable by telephone.

If you decline the option, but wish to add it at a later time, a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source will be required.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, U.S. Bancorp Fund Services, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer, but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan

If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan (“SWP”) to provide for monthly, quarterly or annual payments.  Under the plan, payments of $500 or more can be sent by check to your address of record, or can be sent by electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account.  This service may be terminated or modified by the Fund at any time.  A withdrawal under the SWP involves redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Fund’s transfer agent no later than five days before the next scheduled withdrawal.  If you wish to open a SWP, please indicate on your account application or contact the Fund at 1-866-622-3864.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, your redemption will be processed at the next determined NAV per share following receipt of your redemption request.  Proceeds will typically be sent on the next business day, but not later than the seventh day after redemption.  If you purchase shares using a check, and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•           The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

•           The request must identify your account number;

•           The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•           The request should include a signature guarantee, if applicable (see section titled, “When You Need Signature Guarantees” below).

When You Need Signature Guarantees

The Fund’s transfer agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.

A signature guarantee is required to redeem shares in the following situations:

•	if ownership is changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	written requests to wire redemption proceeds (if not previously authorized on the account);

•	if a change of address request was received by the transfer agent within the last 30 days; and/or

•	for redemptions over $100,000.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or signature validation stamp in other instances based on the circumstances.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants from the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantee.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to 10% back-up withholding tax.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed.  This will not apply to any account balances that drop below $1,000 due to a decline in NAV per share.  The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.  The Fund will not charge any redemption fee on involuntary redemptions.

Inactive Accounts

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows.  These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives.  Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance.  In order to monitor and discourage short-term trading of the Fund shares, the Fund will apply a Redemption Fee of 2% to shares redeemed within 30 days from the initial purchase date.  The date of the conversion of the Fund from a closed-end interval investment company to an open-end investment company (the “Conversion Date”) shall be deemed the “initial purchase date” for all shares held by current shareholders as of the Conversion Date.

Trading Practices

Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive.  The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive. In addition, the Fund reserves the right to accept purchases and exchanges if they believe that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the 1940 Act, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gain annually.  Distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check into your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.

The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income or, under current law, qualified dividend income, depending on the source of such income to the Fund and any holding period requirements.  A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  Certain dividends or distributions declared in October, November or December as of a record date in such a month will be taxed to shareholders as if received in December, if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income tax with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, the IRS requires the Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The Fund will reject any account application that does not include a certified social security or taxpayer identification number.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations (see the Fund’s Statement of Additional Information regarding “qualified foreign corporations”), provided the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.  In addition, without future Congressional action, the minimum tax rate on long-term capital gains will return to 20% in 2013. While certain income distributions to shareholders may qualify as qualified dividends, the Fund’s objective is to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the “U.S. Taxes” section of the Fund’s Statement of Additional Information for more information relating to qualified dividends.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (i) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (ii) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (iii) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against U.S. federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund invests in real estate investment trusts.  A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code. In general, the Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a “pass-through” vehicle for U.S. federal income tax purposes. In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items).

The Fund’s investment in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include non-taxable return of capital, Fund distributions to shareholders may also include a non-taxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund shares, such shareholder will generally recognize capital gain.

Redeeming shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders of the Fund that have not provided their correct taxpayer identification number and other required certifications, may be subject to federal backup withholding tax on taxable distributions at a rate, as of the date of this prospectus, of 28%.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund’s investments in options and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options to enable it to maintain its regulated investment company status.

The Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If the Fund borrows money, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help an investor understand the Fund's financial performance for the fiscal period ended December 31, 2010.  The Fund's financial statements for the period from October 26, 2009 (commencement of investment operations) through December 31, 2009, and for the year ended December 31, 2010, audited by ___________ together with the report thereon of _____________, are included in the Statement of Additional Information (“SAI”).  The SAI is available upon request.

	For the Year		For the Period
	Ended December 31, 2010		from October 26, 2009^
			through December 31, 2009

Per Share Data(1):
Net Asset Value, beginning of period	$19.89		$18.55
Income from investment operations:
Net investment income(2)	0.56		0.12
Net realized and unrealized gains (losses) on investments	2.92		1.32
Total from investment operations	3.48		1.44
Less distributions:
From net investment income	(1.20)		(0.10)
From net realized gains	(1.63)		-
Total distributions	(2.83)		(0.10)
Net asset value, end of period	$20.54		$19.89
Total return(3)(4)	17.79%		7.76%
Supplemental data and ratios(6):
Net assets, end of period	$3,319,336		$820,815
Ratio of expenses to average net assets:
Before expense reimbursement	24.90	% (5)	321.65	% (5)
After expense reimbursement	2.75	% (5)	2.75	% (5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(19.46	)% (5)	(313.70	)% (5)
After expense reimbursement	2.70	% (5)	5.20	% (5)
Portfolio turnover rate	848	% (4)	206	% (4)

^ Commencement of operations.
(1) For a share outstanding throughout the period. Rounded to the nearest cent.
(2) Calculated based on average shares outstanding during the period.
(3) The total return calculation does not reflect the front end sales charge.
(4) Not annualized.
(5) Annualized.
(6) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND’S PRIVACY POLICY

FACTS	WHAT DOES GLOBAL REAL ESTATE INVESTMENTS FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number
•           account balances
•           account transactions
•           transaction history
•           wire transfer instructions
•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ' personal information; the reasons Global Real Estate Investments Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Global Real Estate Investments Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 622-3864 or go to http://www.ascentre.com.

What we do
Who is providing this notice?	Global Real Estate Investments Fund.
How does Global Real Estate Investments Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Global Real Estate Investments Fund collect my personal information?
We collect your personal information, for example, when you

▪           open an account
▪           provide account information
▪           give us your contact information
▪           make a wire transfer
▪           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪           sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪           affiliates from using your information to market to you
▪           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.

▪           Our affiliates include Ascent Investment Advisors, LLC, Ascent Real Estate Securities, LLC, Real Estate Securities Partners, LLC James Alpha Management, LLC, Douglas Financial, LLC and Ascent Investment Partners, LLC.

Nonaffiliates
Companies not related by common ownership or control.  They can be financial and nonfinancial companies.

▪           Global Real Estate Investments Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Global Real Estate Investments Fund doesn’t jointly market.

GLOBAL REAL ESTATE INVESTMENTS FUND

Advisor	Ascent Investment Advisors, LLC 5251 DTC Parkway, Suite 935 Greenwood Village, Colorado 80111

Distributor	Ascent Real Estate Securities, LLC 5251 DTC Parkway, Suite 935 Greenwood Village, Colorado 80111
Legal Counsel	Blank Rome LLP 405 Lexington Avenue New York, NY 10174

Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212

Independent Registered Public Accounting Firm

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (“SAI”): Additional information about the Fund is included in the SAI.  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus).  The SAI provides more details about the Fund’s policies and management.  The SAI is available free of charge on the Fund’s website at www.ascentre.com.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-annual reports to shareholders.  The Fund’s Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  These reports will be available free of charge on the Fund’s website at www.ascentre.com.

To obtain free copies of these documents or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-866-622-3864. You may also write to:

Global Real Estate Investments Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of Fund information at the SEC’s Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Subject to Completion, February 23, 2011
The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GLOBAL REAL ESTATE INVESTMENTS FUND
Class A Shares

STATEMENT OF ADDITIONAL INFORMATION

______, 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Global Real Estate Investments Fund (the “Fund”) dated February 23, 2011, offering Class A shares (the “Prospectus”). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at (866) 622-3864 or by visiting the Fund’s Internet web site at www.ascentre.com.  Information on the Fund’s website is not incorporated herein by reference.  The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 100 F Street NE, Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov.  Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

TABLE OF CONTENTS

The Fund	B-2
Investment Policies	B-2
Management	B-4
Code of Ethics	B-11
Proxy Voting Policies and Procedures	B-11
Investment Advisory and Other Services	B-12
Portfolio Manager	B-15
Allocation of Brokerage	B-16
Capital Stock and Other Securities	B-18
Purchase, Redemption and Pricing of Shares	B-19
Shareholder Servicing Fee	B-23
U.S. Taxes	B-23
Other Information	B-27
Independent Registered Public Accounting Firm	B-28
Financial Statements	B-28

THE FUND

Global Real Estate Investments Fund (the “Fund”) is a continuously offered, diversified, open-end management investment company. The Fund was organized as a Delaware statutory trust on June 16, 2009 and commenced investment operations in October 2009. The Fund was originally formed as a closed-end management investment company operated as an interval fund, and was converted to an open-end management investment company on […], 2011.  The Fund’s principal office is located at 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111, and its telephone number is (866) 622-3864.

INVESTMENT POLICIES

Fundamental Policies

The Fund’s investment objective is fundamental and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common shares. In addition to the Fund’s investment objective policy, the following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund’s outstanding common shares.

Concentration in the Real Estate Industry.  Under normal circumstances, the Fund will invest at least 80% of its net assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities. For purposes of this 80% policy, “real estate securities” means the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.

Concentration in Any One Industry Other than Real Estate.  Other than as set forth above in “Concentration in the Real Estate Industry,” the Fund may not invest 25% or more of its net assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to U.S. Government securities.

Global Investment.  Under normal circumstances, the Fund will invest at least 40% of its net assets in the securities of issuers located in at least three foreign countries.

Diversification.  With respect to 75% of its net assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s net assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

Underwriting.  The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Interests in Oil, Gas or Other Mineral Exploration or Development Programs.  The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

Borrow Money.  The Fund may borrow money from banks or other financial institutions for extraordinary or emergency purposes or to finance repurchases of its shares to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).

Short Sales.  The Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 20% of the value of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Fund will maintain sufficient segregated liquid assets to cover any short positions it takes. The Fund has no current intention to sell securities short.  The sale of a covered call option is not considered a short sale for purposes of this policy.

Lending of Funds and Securities.  To generate additional income, the Fund may lend up to 33% of its net assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The Fund has no current intention to participate in securities lending or otherwise lend its assets.

Commodities.  The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts. The Fund has no current intention to purchase or sell financial futures contracts or related options.

Real Estate.  The Fund may not purchase or sell real estate or real estate mortgage loans, but will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein. In addition, the Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Pledging Assets.  Other than as set forth above in “Lending of Funds and Securities” and except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities, the Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets.

Non-Fundamental Policies

The following policies of the Fund are non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without the approval of the Fund’s shareholders.

Purchase of Securities on Margin.  The Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Joint Trading.  The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

Investing in Securities of Other Investment Companies.  The Fund may invest in securities of other investment companies provided that the Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable federal securities laws.  The Fund has no current intention to purchase securities of other investment companies, other than investment in money market funds for cash management purposes.

Options.  The Fund may write (sell) covered call options as set forth in the Prospectus.  Although it currently has no intent to do so, the Fund, with respect to up to 5% of its net assets, may purchase put options, write (sell) put options on securities and purchase call options on securities.

Futures Contracts.  The Fund may purchase financial futures contracts and related options for speculative or for “bona fide hedging” purposes, provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s net assets.  The Fund has no current intention to purchase for financial futures contracts and related options.

If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction, provided, however, that the asset coverage requirement applicable to borrowings and the limitation on investment in illiquid securities shall each be maintained in the manner contemplated by applicable law.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a domestic or foreign bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

MANAGEMENT

The Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the policies of the Fund. The Board elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

The trustees, including the members of the Board who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below. The address of each trustee and officer is 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111.

Independent Trustees
			# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee
Anthony J. Hertl (60)	Trustee since 2009 (Class II)	Consultant to small and emerging businesses.	1
Satuit Capital Management Trust – 1 fund overseen; Northern Lights Fund Trust – 73 funds overseen; AdviserOne Funds – 10 funds overseen; Greenwich Advisors India Select Fund – 1 fund overseen; The Z-Seven Fund, Inc. (2007-2010); World Funds Trust – 4 funds overseen; Ladenburg Thalmann Alternative Strategies Fund – 1 fund overseen.

William C. Steward (57)	Trustee since 2011 (Class III)	Chief Financial Officer, Imperium Partners Group, LLC (specialty finance firm), 2010-present; Chief Operating Officer, New Stream Commercial Finance, 2005-2009.	1	None
Walter S. Schacht (73)	Trustee since 2009 (Class III)	Private Investor; Partner, Courtland Development (real estate investment and development), 1998-2008.	1	International Diagnostic Systems Corp.

*	Fund Complex includes only the Fund.

Interested Trustees
# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee
James S. Vitalie (51)	Trustee since 2009 (Class I), Interested Trustee as of December 2010	President, James Alpha Management, 2008-present; Group Head Institutional, Old Mutual Capital, 2005-2007; President, Curian Capital, a subsidiary of Jackson National Life, 2001-2005.	1	None

*	Fund Complex includes only the Fund.

The Board believes that the significance of each trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the trustees is qualified to serve as a trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other trustees, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a trustee. Each trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a trustee of the Fund. Information as of December 31, 2010 indicating the specific experience, skills, attributes and qualifications of each trustee, which led to the Board’s determination that the trustee should serve in this capacity, is provided below.

Anthony J. Hertl
Mr. Hertl has been a Trustee since 2009.  He holds a certified public accounting certificate and has over 10 years of audit experience, including extensive experience with equity securities, with a “Big Four” accounting firm.  In addition, he has over 13 years of experience in the financial services industry, having held positions as the chief financial officer of financial services companies and investment management companies and is presently a consultant to small and emerging business.  In addition, Mr. Hertl served as Vice President of Finance and Administration of Marymount College from 1996-2000.  Furthermore, Mr. Hertl is an experienced investment company trustee, serving on additional boards of investment companies, including as chairman of certain of such boards’ audit committees, including Northern Lights Fund Trust, AdviserOne Funds, Greenwich Advisors India Select Fund, Satuit Capital Management Trust, World Funds Trust and Ladenburg Thalmann Alternative Strategies Fund.

Walter S. Schacht
Mr. Schacht has been a Trustee since 2009. He currently serves on the board of directors of International Diagnostic Systems Corp., which develops, manufactures, and markets patented Nano-Biology surfaces for microarray diagnostic slides. Formerly, Mr. Schacht was a partner of Courtland Development, a Los Angeles, California-based real estate investment and development company with a wide array of commercial and residential projects. A life-long equity investor, Mr. Schacht directs the investments for the Schacht Family Trust as managing trustee.

William C. Steward
Mr. Steward has been a Trustee since 2011. He is currently the Chief Financial Officer of Imperium Partners Group, LLC, an investment firm managing hedge funds and separate accounts with a focus on capital preservation, where he oversees over $30 million in assets. Mr. Steward also served as Chief Operating Officer of New Stream Commercial Finance from 2005 to 2009, where he was involved in all aspects of the business operations and helped to generate a portfolio of over $110 million in transactions. From 1994 to 2004, Mr. Steward worked for GE Commercial Finance, where he spent several years as Senior Vice President, Enterprise Architecture.

James S. Vitalie
Mr. Vitalie has been a Trustee since 2009 and an Interested Trustee since December 2010 by virtue of a recent material business relationship between James Alpha Management (“JAM”) and the current Adviser.  Following consummation of the transaction, Mr. Vitalie will also be an Interested Trustee of the Fund by virtue of his affiliation with JAM and its indirect ownership of the Adviser. Mr. Vitalie has over 20 years of experience successfully building financial services firms and is currently the President of JAM, a hedge fund seeding and distribution company. Formerly, Mr. Vitalie was the Institutional Group Head of Old Mutual Capital serving on the Executive and Product Development Committees, where he was responsible for distribution and marketing of mutual funds, separate accounts and registered hedge fund of fund products. Prior to Old Mutual, Mr. Vitalie was the President of Curian Capital, an industry leading managed account platform. Mr. Vitalie created the infrastructure of the asset management firm, and the development and execution of its strategic plan. Mr. Vitalie also served as the Chairman of the Investment Policy Committee. Mr. Vitalie holds a B.A. in Political Science (with distinction) from the University of Pittsburgh and a Juris Doctor from Syracuse University College of Law.

Specific details regarding each trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the trustees do not constitute holding out the Board or any trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.  The Board also elects the Company’s officers who conduct the daily business of the Fund. The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board is comprised of four trustees, one of whom, Mr. Vitalie is an “interested person” (as defined in the 1940 Act) of the Fund (“Interested Trustees”).  In December of 2010, James Alpha Management (“JAM”) entered into a material business relationship with the Adviser and the parent company of the Adviser. As a result of such relationship, Mr. Vitalie, who is the President of JAM, became an Interested Trustee and Advisor. Following consummation of the transaction whereby JAM will acquire 61% indirect ownership of the Advisor, Mr. Vitalie will also be an Interested Trustee of the Fund by virtue of his affiliation with JAM and its indirect ownership of the Adviser.  The Board does not have a lead independent Trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the trustees from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee. The responsibilities of each committee and its members are described below.

The Board’s Role in Risk Oversight of the Fund

The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

The table below identifies the Fund’s executive officer(s).

Officers
			# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee
Andrew J. Duffy (53)	President	President and Portfolio Manager, Ascent Investment Advisors, LLC (the Fund’s investment adviser), 2009-present; Portfolio Manager, Citigroup Principal Strategies, 2008-2009; Co-Portfolio Manager, Hunter Global Investors, LP, 2006-2008; Portfolio Manager, TIAA-CREF, 1999-2006.	1	N/A
Randolph S. Lewis (47)	Secretary, Treasurer and Chief Compliance Officer	Senior Vice President, Ascent Investment Advisors, LLC (the Fund’s investment adviser), 2008-present; President and Chief Executive Officer of Ascent Real Estate Securities, LLC (the Fund’s Distributor), 2007-present; Consultant, Frederick Ross Company (commercial real estate investment and brokerage), 2004-2008; Registered Representative, Welton Street Investments (securitized real estate investments), 2005-2008.	1	N/A

*	Fund Complex includes only the Fund.

Board Committees

The Board has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Valuation Committee.

During the fiscal year ended December 31, 2010, the Audit Committee was comprised of Messrs. Hertl and Schacht, and, prior to his becoming an Interested Trustee in December of 2010, Mr. Vitalie. Mr. Steward joined the Audit Committee upon his election to the Board of Trustees in January of 2011. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing, ethics and financial matters affecting the Fund. During the fiscal year ended December 31, 2010, there were two Audit Committee meetings.

During the fiscal year ended December 31, 2010, the Nominating and Corporate Governance Committee (the “Nominating Committee”) was comprised of Messrs. Hertl and Schacht, and prior to his becoming an Interested Trustee in December of 2010, Mr. Vitalie. Mr. Steward joined the Nominating Committee upon his election to the Board of Trustees in January of 2011. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for trustees as is considered necessary from time to time. The Nominating Committee is also responsible for corporate governance compliance. The Nominating Committee did not meet during the fiscal year ended December 31, 2010.

The Fund does not have a formal policy regarding shareholder nominations because the Board of Trustees believes that such a policy is unnecessary in light of the leadership structure of the Fund, and the fact that the Nominating Committee is comprised entirely of Independent Trustees.  Although the Nominating Committee does not have a formal policy regarding shareholder nominations, it may review shareholders’ nominations to fill vacancies on the Board.  While the Nominating Committee will consider candidates timely recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected. Such recommendation must be received a reasonable time before the Fund begins to print and send its proxy materials for any planned meeting of shareholders.

In evaluating nominees to the Board, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis.  In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  However, the Board of Trustees believes that to be recommended as a nominee, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) must be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Trustees and to enhance his or her knowledge of the Fund’s business.

During the fiscal year ended December 31, 2010, the Valuation Committee was comprised of Messrs. Hertl and Schacht, and, prior to becoming an Interested Trustee in December of 2010, Mr. Vitalie. Mr. Steward joined the Valuation Committee upon his election to the Board of Trustees in January of 2011. The Valuation Committee is responsible for (i) monitoring the valuation of the Fund’s securities and other investments; and (ii) as required, when the Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board. During the fiscal year ended December 31, 2010, there was one Valuation Committee meeting.

The Board may from time to time establish additional committees as deemed in the best interest of the Fund.

Trustee Ownership of Fund Shares; Control Persons

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of December 31, 2010.  A control person is one who owns beneficially either directly or through controlled companies more than 25% of the voting securities of a company or who acknowledges or asserts the existence of control.

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing LLC 2801 Market St. St. Louis, MO 63103-2523	Wells Fargo & Company	CA	39.56%	Record
Wedbush Morgan Securities 1000 Wilshire Blvd. Los Angeles, CA 90017-2457	WEDBUSH, Inc	CA	15.82%	Record
U.S. Bank NA Cust Mark J. Winkler IRA 10901 West Toller Drive, Suite 304 Littleton, CO 80127	N/A	N/A	7.23%	Beneficial
Community National Bank Cust PO Box 210 Seneca, KS 66538-0210	N/A	N/A	6.71%	Record

Set forth below is the dollar range of equity securities of the Fund beneficially owned by each trustee of the Fund, which is the only registered investment company in the family of investment companies currently overseen by the trustees, as of December 31, 2010:

Amount Invested Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

	Dollar Range of	Aggregate Dollar Range of Equity Securities in all Registered
	Fund Shares	Investment Companies Overseen by Trustee in Fund
Name	Owned	Complex*
Independent Trustees
Anthony J. Hertl	None	None
Walter S. Schacht	B	B
William C. Steward	None	None
Interested Trustees
James S. Vitalie	None	None
Randolph S. Lewis**	B	B

* **	Fund Complex includes only the Fund. Mr. Lewis resigned from the Board of Trustees with the Fund upon consummation of the transaction with JAM on [ ], 2011.

As of December 31, 2010, none of the Independent Trustees (or any of their immediate family members) owned beneficially or of record any class of securities of the Adviser or Distributor of the Fund or any person controlling, controlled by or under common control with the Adviser or Distributor of the Fund.

During the calendar years ended December 31, 2009 and December 31, 2010, none of the Independent Trustees (or their immediate family members) had:

1.	Any direct or indirect interest in the Adviser or the Distributor of the Fund or any person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund;

2.
Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the Distributor of the Fund or a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; (iii) the Adviser or the Distributor of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; or (v) an officer of any of the above; or

3.
Any direct or indirect relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the Distributor of the Fund or a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; (iii) the Adviser or the Distributor of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; or (v) an officer of any of the above.

During the calendar years ended December 31, 2009 and December 31, 2010, no officer of the Adviser or the Distributor of the Fund or any person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund served on the board of directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

Compensation

The Fund pays an annual fee in the amount of $10,000 to each trustee who is not an officer or employee of the Adviser (or any affiliated company of the Adviser), plus $500 for each Board meeting attended (by telephone or in person). All trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board or committee meetings.

The table set forth below includes information regarding compensation from the Fund for each of the trustees for the year ended December 31, 2010. None of the officers of the Fund receive compensation from the Fund, nor does any person affiliated with the Fund receive compensation in excess of $60,000 from the Fund.

		Pension or Retirement	Estimated	Total Compensation
	Aggregate	Benefits Accrued As	Annual Benefits	from Fund and
	Compensation	Part of Fund	Upon	Fund Complex Paid
Name	from Fund*	Expenses	Retirement	to Trustees***
Interested Trustees
Randolph S. Lewis	$0	$0	$0	$0
James S. Vitalie*	$8,000	$0	$0	$8,000

Independent Trustees
Anthony J. Hertl	$11,500	$0	$0	$11,500
Walter S. Schacht	$11,500	$0	$0	$11,500
William C. Steward*	N/A	N/A	N/A	N/A

*
From the inception of the Fund to December of 2010, Mr. Vitalie served as an Independent Trustee of the Fund.  In December of 2010, James Alpha Management entered into a material business relationship with the Adviser and the parent company of the Adviser. As a result of such relationship, Mr. Vitalie, who is the President of James Alpha Management, became an Interested Trustee.  Following consummation of the transaction whereby JAM will acquire 61% indirect ownership of the Advisor, Mr. Vitalie will also be an Interested Trustee of the Fund by virtue of his affiliation with JAM and its indirect ownership of the Adviser.

**	The amounts set forth in this column are the payments made to each trustee for the fiscal year ended December 31, 2010. Mr. Steward was not a trustee during the fiscal year ended December 31, 2010.
***	The amounts set forth in this column include the amounts paid to each trustee by the Fund Complex for the fiscal year ended December 31, 2010. The Fund Complex includes only the Fund.

CODE OF ETHICS

The Fund and the Adviser each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 of the Investment Advisers Act, respectively. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund or the Adviser (“Access Persons”), as applicable. The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Code of Ethics will be included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies with respect to securities owned by the Fund to the Adviser. The Adviser votes such proxies in a manner that it deems to be in the best interests of the Fund and its shareholders. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and its shareholders.  If an officer, analyst or trader of the Adviser believes that voting in accordance with stated proxy voting guidelines would not be in the best interests of the Fund or its shareholders, the proxy will be referred to the Adviser’s Compliance Committee for a determination of how such proxy should be voted.

Policies of the Adviser

It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the Adviser’s interests and the Fund’s interests, the Adviser will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;

2.
If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities;

3.
The Fund may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

More Information

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 of each year commencing with June 30, 2011, will be available without charge, upon request, by calling toll-free (866) 622-3864 and in the Fund’s reports to be filed with the Securities and Exchange Commission and available on the Securities and Exchange Commission’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling (866) 622-3864 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AND OTHER SERVICES

The management of the Fund is supervised by the trustees. Ascent Investment Advisors, LLC (the “Adviser”) provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (the “Investment Management Agreement”).

The Adviser, located at 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111, is a Colorado limited liability company formed in December 2007 for the purpose of providing investment advisory and management services to investment companies. Initially, all of the membership interests in the Adviser were owned by Real Estate Securities Partners, LLC. Randolph S. Lewis and Andrew J. Duffy, the President of the Adviser, were the managing members of Real Estate Securities Partners, LLC. In February, 2011, Real Estate Securities Partners, LLC entered into an agreement pursuant to which all of its membership interests in the Adviser were transferred to Ascent Investment Partners, LLC. Ascent Investment Partners, LLC is a newly formed entity 61% of the interests of which are owned by James Alpha Management.  On [__], 2011, the Fund’s shareholders approved a new investment advisory agreement with the Adviser after giving effect to the change in control.

The Investment Management Agreement was approved by the trustees, including a majority of the Independent Trustees on June 18, 2009, and by the Fund’s initial shareholder on October 12, 2009. The Investment Management Agreement has an initial term of two years. The Investment Management Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

Under the Investment Management Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to the Fund’s portfolio of investments. In addition, the Adviser performs a variety of administrative services for the Fund. The Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act and the 1940 Act, state qualifications, if any, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings, and reports to shareholders.

The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus. The advisory fees paid by the Fund to the Adviser for the three most recent fiscal periods were as follows:

Investment Advisory Fees
		(Fees Waived)/
	Total Fees	Expenses
Year	Accrued by Adviser	Recovered	Balance Paid to Adviser
2010	$26,548	($26,548)	$0
2009(1)	$655	($655)	$0
2008	N/A	N/A	N/A
(1) The Fund commenced operations on October 26, 2009.

The Investment Management Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by a vote of a majority of the trustees of the Fund or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

Approval of the Investment Management Agreement

The Board met on January 13, 2011 to approve the new investment advisory agreement between the Fund and the Adviser as a result of the proposed change of control of the Advisor.  The Fund’s shareholders approved the new investment advisory agreement on [__], 2011.  The Board’s considerations regarding its approval of the new investment advisory agreement will be set forth in the Fund’s semi-annual report to shareholders for the period ending June 30, 2011.

Administrative and Custody Services

Under the Fund Administration Servicing, Fund Accounting Servicing, Transfer Agent Servicing and Custody Agreements, U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is responsible for generally managing the administrative affairs, calculating the net asset value of the common shares of the Fund and providing custody and transfer agency services to the Fund. For its administration services, the Administrator is entitled to receive from the Fund an annual fee equal to 0.06% of the Fund’s average daily net assets up to $300,000,000 and 0.04% on Fund assets over $300 million, subject to a minimum annual fee equal to $45,000.  For its custody services, the Administrator is entitled to receive from the Fund a fee that is based on the average daily net assets of the Fund and on portfolio transactions of the Fund according to a rate schedule determined by the types of securities in which the Fund invests and the countries of origin of the issuers of those securities. The Administrator will furnish to the Fund all office facilities, equipment and personnel for administration of the Fund. The Administrator will compensate all Administrator personnel who perform administrative services for the Fund. Administrative services provided by the Administrator include preparation and filing of documents required to comply with federal and state securities laws, providing custody and transfer agency services to the Fund, providing assistance in connection with the trustees and shareholders’ meetings, providing services in connection with redemptions and other administrative services necessary to conduct the Fund’s business.

The servicing fees paid by the Fund to the Administrator for administration, custody, transfer agency and fund accounting services for the three most recent fiscal periods were as follows:

Transfer Agent, Fund Accountant and Administrator

Transfer Agent Fees

Total Transfer Agent
Year	Fees Accrued
2010	$29,441
2009(1)	$11,492
2008	N/A
(1) The Fund commenced operations on October 26, 2009.

Fund Accounting Fees

Total Fund Accounting
Year	Fees Accrued
2010	$27,472
2009(1)	$6,752
2008	N/A
(1) The Fund commenced operations on October 26, 2009.

Administration Fees

Total Administrative
Year	Fees Accrued
2010	$27,824
2009(1)	$8,871
2008	N/A
(1) The Fund commenced operations on October 26, 2009.

Distributor

Information regarding the Fund’s distributor is described in the Prospectus.  In addition, the total commission paid to and retained by the Distributor, as well as net underwriting discounts and commissions, for the three most recent fiscal periods were as follows:

Distributor

Total Commissions Paid
Year	to Distributor
2010	$137,488
2009(1)	$22,497
2008	N/A
(1) The Fund commenced operations on October 26, 2009.

Distributor

Total Commissions Retained
Year	by Distributor
2010	$45,030
2009(1)	$8,185
2008	N/A
(1) The Fund commenced operations on October 26, 2009.

Distributor

Net Underwriting Discounts
Year	and Commissions(2)
2010	$45,030
2009(1)	$8,185
2008	N/A
(1) The Fund commenced operations on October 26, 2009.
(2) Represents amounts received from front-end sales charges.

Independent Public Accounting Firm

Information regarding the Fund’s independent public accounting firm is described in the Prospectus.

PORTFOLIO MANAGER

Mr. Andrew J. Duffy is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”). The following table shows the number of other accounts managed by Mr. Duffy and the total assets in the accounts managed within various categories as of January 31, 2011.

with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Registered Investment Companies	-	-	-	-
Other Pooled Investments	1	$10.8	1	$10.8
Other Accounts	-	-	-	-

Material Conflicts of Interest

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, including unregistered funds, exchange-traded funds or separate accounts, the Portfolio Manager will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by the Portfolio Manager. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation

Mr. Duffy receives compensation for his services as Portfolio Manager in the form of a salary paid by the Adviser plus an equity participation in the net income of the Adviser.

Securities Owned in the Fund by Portfolio Manager

As of the date of this SAI, the Portfolio Manager did not own any shares of the Fund.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the trustees. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities, if any, will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions consistent with the Adviser’s best execution policies. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; appraisals or evaluations of securities; supplemental investment and market research; and security and economic analysis. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The Adviser expects to receive extensive research from Green Street Advisors, Newport Beach, California, and potentially from other firms active in generating real estate securities research. The Adviser further expects to execute a large percentage of the Fund’s portfolio transactions with these firms. The Adviser intends to pay for this research using "soft dollars" generated by the Fund’s portfolio transactions, provided that such services fall within the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934, as amended. This safe harbor permits investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. The term "soft dollars" refers to the receipt by an investment manager of products and services provided by brokers without any cash payment by the investment manager, based on the volume of revenues generated from brokerage commissions for transactions executed for clients of the investment manager. The products and services available from brokers that fall within the safe harbor include both internally generated items (such as research reports prepared by employees of the broker) as well as items acquired by the broker from third parties (such as software that provides analyses of securities portfolios).

The availability of these benefits may influence the Adviser to select one broker rather than another to perform services for the Fund. Nevertheless, the Adviser will seek to attempt to assure either that the fees and costs for services provided to the Fund by brokers offering these benefits are not materially greater than services that would be performed by equally capable brokers not offering such services or that the Fund also will benefit from the services.

In addition, the use of brokerage commissions to obtain investment research services may create a conflict of interest between the Adviser and the Fund, because the Fund will pay for such products and services that are not exclusively for the benefit of the Fund, but rather may be primarily for the benefit of the Adviser. To the extent that the Adviser is able to acquire these products and services without expending its own resources (including investment management fees paid by the Fund), the Adviser's use of "soft dollars" would tend to increase the Adviser's profitability. The availability of these non-monetary benefits may influence the Adviser to select one broker rather than another to perform services for the Fund.

Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser, if any. This policy is not inconsistent with a rule of the Financial Industry Regulatory Authority (“FINRA”), which provides that no firm which is a member of the FINRA shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Aggregate broker commissions paid by the Fund for the three most recent fiscal periods were as follows:

Broker Commissions

Total Broker
Year	Commissions Paid
2010	$12,699
2009(1)	$761
2008	N/A
(1) The Fund commenced operations on October 26, 2009.

Portfolio Turnover.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 80% and 120%. Although the portfolio turnover rate is generally not expected to exceed 120%, it may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. In 2010, which was the Fund's first full year of investment activity, portfolio turnover was elevated due to the impact of the Fund's income-enhancing investment activity, exacerbated by the heightened volatility in the market for REIT shares which created a higher-than-normal level of opportunities for the Fund to realize gains on the sale of portfolio holdings. For 2011, the Fund anticipates that the portfolio turnover rate will be between 200% and 400%, which is lower than it was during the Fund’s first full fiscal year of investment activity, but above the normalized range of 80% to 120% that it ultimately expects to maintain. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover (100% or more) would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “U.S. Taxes” and “U.S. Federal Income Tax Matters” in the Prospectus.

For the fiscal periods ended December 31, 2010 and December 31, 2009, the portfolio turnover rate for the Fund is presented in the table below.

                                                                        2010                      2009

Turnover Rate(1)                                              848%                      206%

(1)	The Fund commenced operations on October 26, 2009.

CAPITAL STOCK AND OTHER SECURITIES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on June 16, 2009. The Fund’s Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund does not intend to hold annual meetings of its shareholders.

Common Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of common shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested for shareholders in additional common shares of the Fund. The 1940 Act may limit the payment of dividends to the holders of common shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full common shares credited to an investor’s account. Common share certificates that have been issued to an investor may be returned at any time. The Fund’s Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. U.S. Bancorp will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Credit Facility

The Fund may enter into definitive agreements with respect to a credit facility to facilitate borrowings for emergency purposes or to finance repurchases of shares. Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

In addition, the Fund expects that such a credit facility, if any, would contain covenants that, among other things, would limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The net asset value (“NAV”) per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund, less its liabilities, and dividing by the total number of shares outstanding.  Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and on the American Stock Exchange, at the last reported sales price on that exchange;

(2)
by valuing portfolio securities traded in the Nasdaq National Market System for which market quotations are readily available using the Nasdaq Official Closing Price (“NOCP”), or, if the NOCP is not available, at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices;

(3)	by valuing put and call options which are listed on an exchange, but which are not traded on the valuation date are valued at the mean of the last bid and asked prices;

(4)
by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

(5)
by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although others may do the actual calculation.

The Advisor reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Advisor.

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time); on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Board of Trustees.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share, computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Exchange Privilege

Shareholders may exchange shares within the Trust.  Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long term capital gains or losses on the exchange.

Shareholders may exchange shares by telephone or in writing as follows:

By Telephone:

You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging.  Exchange requests must be received before 4:00 p.m. Eastern time to be processed that day.

In Writing:

You may send your exchange request in writing.  Please provide the fund name and account number for each of the funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

The Trust may modify or terminate the exchange privilege at any time upon 60 days prior notice to shareholders.  Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes.  If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

Redemption of Shares

The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment.  The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow.  These cash flows can unnecessarily disrupt the Fund’s investment program.  Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned.  Additionally, short-term trading drives up the Fund’s transaction costs measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.

The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Fund’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Sales Charges and Dealer Reallowance

Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to 0.25% Shareholder Servicing Fee.

If you purchase Class A shares of the Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows and the dealer reallowance is as shown in the far right column:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.50%	4.71%	0.25%
$100,000 but less than $250,000	3.50%	3.63%	0.25%
$250,000 but less than $500,000	2.50%	2.56%	0.25%
$500,000 but less than $1,000,000	2.00%	2.04%	0.25%
$1,000,000 and above	0.00%	0.00%	0.00%

(1)           Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Breakpoints/Volume Discounts and Sales Charge Waivers

Reducing Your Sales Charge.  You may be able to reduce the sales charge on Class A shares of the Fund based on the combined market value of your accounts.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•           You pay no sales charges on Fund shares you buy with reinvested distributions.

•           You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•           You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.

•           By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months.  Reinvested dividends and capital gains do not count as purchases made during this period.  The Transfer Agent will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.  For example, an investor has $50,000 to invest in the Fund, but intends to invest an additional $5,000 per month for the next 13 months for a total of $115,000.  Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 3.50% rather than 4.50%.  If the investor fails to meet the intended LOI amount in the 13-month period, however, the Fund will charge the higher sales load retroactively.

•           Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.  The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of the Fund already owned and adding the dollar amount of your current purchase.  For example, an individual has a $55,000 investment in the Fund, which was sold with a 4.50% front-end load.  The investor intends to open a second account and purchase $50,000 of the Fund.  Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.50% (rather than the 4.50% for a single transaction amount).

Eligible Accounts.  Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge.  (Your primary household group consists of you, your spouse and children under age 21 living at home.)  Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

•           Individual or joint accounts held in your name;

•           Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and

•           Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation;

The following accounts are not eligible to be included in determining ROA eligibility;

•           Investments in Class A shares where the sales charge was waived.

Waiving Your Sales Charge. If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:

o	The Trust;

o	The Advisor and its affiliates; and

o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.

•	Current employees of:

o	The Transfer Agent;

o	Broker-dealers who act as selling agents for the Fund/Trust; and

o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.

The Adviser also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”

SHAREHOLDER SERVICING FEE

In addition to the total sales load, the Fund pays the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.  Commencing thirteen months from the date of a shareholder’s purchase of the Fund’s shares, the Distributor may, in its sole discretion, pay such servicing fee to participating broker dealers, registered investment advisers, banks and other financial intermediaries based on the net assets of each shareholder attributable to that participating broker dealer, investment adviser, bank or financial intermediary, as a trail commission, only for the period that such shareholder remains invested in the Fund. The servicing fee may be used to pay fees associated with processing any investors purchases through a platform and in such case would not be made available to the participating broker-dealer, investment adviser, bank or financial intermediary.  The servicing fee and the sales load represent the entire compensation to the Distributor and any participating broker dealer for its distribution and other services, including handling investor inquiries, assisting in communications between the shareholders and the Fund, assisting in the establishment and maintenance of shareholder accounts, on-going distribution services and expenses relating to the continuous offering of the shares.

U.S. TAXES

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of the Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s net assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s net assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s net assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

-23

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98.2% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally 15% for individuals). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and capital gains dividends, are taxed as ordinary income, at rates currently up to 35%.

We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to a maximum rate of 15%; however, such rate is set to expire for taxable years beginning after December 31, 2012 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund, if such acquisition takes place prior to January 31 of the calendar year following the calendar year that includes the sale, pursuant to the reinvestment privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC with a taxable year ending December 31 that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares, if any, in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

State and Local Taxes

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware statutory trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Agreement and Declaration of Trust (the “Declaration of Trust”) contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any trustees.

The Declaration of Trust provides that no person shall serve as a trustee if shareholders holding a majority of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_____________ is the independent registered public accounting firm for the Fund and will provide audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

FINANCIAL STATEMENTS

The Fund’s financial statements contained in the Fund’s annual report to shareholders for the year ended December 31, 2010, and the report of _____________, the Fund’s independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund’s annual report to shareholders, which contains the referenced financial statements, are available upon request and without charge.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(i)	Certificate of Trust*
(a)(ii)	Agreement and Declaration of Trust*
(a)(iii)	Amended Agreement and Declaration of Trust*****
(b)	Bylaws*
(c)	Not applicable
(d)(i)	Investment Management Agreement*****
(d)(ii)	Expense Limitation Agreement*****
(e)	Distribution Agreement*****
(f)	Not applicable
(g)	Custody Agreement between the Fund and U.S. Bank N.A. dated October 7, 2009***
(g)(i)	First Amendment dated August 16, 2010 to Custody Agreement between the Fund and U.S. Bank N.A. dated October 7, 2009****
(h)(i)	Fund Administration Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC dated October 7, 2009***
(h)(i)(a)	First Amendment dated August 16, 2010 to Fund Administration Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC dated October 7, 2009****
(h)(ii)	Fund Accounting Servicing Agreement between the Fund and U.S. Bancorp Services, LLC dated October 7, 2009***
(h)(ii)(a)	First Amendment dated August 16, 2010 to Fund Accounting Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC dated October 7, 2009****
(h)(iii)	Transfer Agent Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC dated October 7, 2009***
(h)(iii)(a)	First Amendment dated August 16, 2010 to Transfer Agent Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC dated October 7, 2009****
(i)	Opinion and Consent of Blank Rome LLP*****
(j)	Consent of Independent Auditor*****
(k)	Not applicable
(l)	Not applicable
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable
(p)	Code of Ethics of the Fund and the Adviser**

______________________
*	Incorporated by reference to the Fund’s initial registration statement on Form N-2, SEC file no. 333-160919, filed on July 30, 2009.

**	Incorporated by reference to the first pre-effective amendment to the Fund’s registration statement on Form N-2, SEC file no. 333-160919, filed on October 13, 2009.

***
Incorporated by reference to the second pre-effective amendment to the Fund’s registration statement on Form N-2, SEC file no. 333-160919, filed on October 23, 2009 to correct the version previously filed as an exhibit to the first pre-effective amendment to the Fund’s registration statement on Form N-2, SEC file no. 333-160919, filed on October 13, 2009.

****	Incorporated by reference to the first post-effective amendment to the Fund’s registration statement on Form N-2, SEC file no. 333-160919, filed on January 21, 2011.

*****	To be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

Article IV of the Fund's Agreement and Declaration of Trust provides as follows:

4.1     No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the General Corporation Law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2      Mandatory Indemnification.

(a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder.

All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

4.3     No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4      Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust's officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31. Business and Other Connections of Investment Adviser

Ascent Investment Advisors, LLC serves as investment adviser to the Fund (the “Adviser”). The Adviser is a Colorado limited liability company formed in December of 2007. A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member or executive officer of the Adviser is or has been during the past two fiscal years engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Statement of Additional Information contained in this Registration Statement in the section entitled “Management.”

Item 32. Principal Underwriters

(a)	Ascent Real Estate Securities, LLC is the Distributor of our shares. It does not serve as the Distributor of any other investment companies.

(b)	The directors and officers of Ascent Real Estate Securities, LLC are:

Name & Principal Business Address	Positions & Offices with Underwriter	Positions & Offices with Registrant
Randolph S. Lewis 5251 DTC Parkway, Suite 935 Greenwood Village, CO 80111	Managing Principal and Chief Compliance Officer	Secretary, Treasurer and Chief Compliance Officer

Pete Galligan 5251 DTC Parkway, Suite 935 Greenwood Village, CO 80111	Financial and Operations Principal	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Fund by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund certifies that this Registration Statement meets all of the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, in the State of New Jersey, on the 23rd day of February, 2011.

GLOBAL REAL ESTATE INVESTMENTS FUND

By:	/s/ andrew j. duffy
Name: Andrew J. Duffy Title: President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randolph S. Lewis	Trustee, Chairman of the Board, Secretary, Chief Compliance Officer and Treasurer (Principal Financial Officer)	February 23, 2011
Randolph S. Lewis

/s/ *	Trustee	February 23, 2011
Anthony J. Hertl

/s/ *	Trustee	February 23, 2011
Walter S. Schacht

/s/ *	Trustee	February 23, 2011
William C. Steward

/s/ *	Trustee	February 23, 2011
James S. Vitalie

*By: /s/ Andrew J. Duffy
Andrew J. Duffy
as Attorney-In-Fact